                                                                    Exhibit 10.3

================================================================================

                              REMARKETING AGREEMENT

                                 by and between

                               THE CHAPMAN COMPANY

                                       and

                     ROLLER BEARING COMPANY OF AMERICA, INC.


                                   $4,800,000
             California Infrastructure and Economic Development Bank
                              Variable Rate Demand
                      Industrial Development Revenue Bonds,
                                   Series 1999
          (Roller Bearing Company of America, Inc. - Santa Ana Project)



                            Dated as of April 1, 1999

================================================================================

                              REMARKETING AGREEMENT

         THIS REMARKETING AGREEMENT (this "Remarketing Agreement"), dated as of April 1, 1999, by and between ROLLER BEARING COMPANY OF AMERICA, INC., a California corporation (the "Borrower") and THE CHAPMAN COMPANY (the "Remarketing Agent").

                              W I T N E S S E T H:

         WHEREAS, the California Infrastructure and Economic Development Bank (the "Issuer") has issued its Variable Rate Demand Industrial Development Revenue Bonds, Series 1999 (Roller Bearing Company of America, Inc. - Santa Ana Project) in the aggregate principal amount of $4,800,000 (the "Bonds"), pursuant to that certain Indenture of Trust, dated as of April 1, 1999 (the "Indenture"), by and between the Issuer and U.S. Bank Trust National Association, as trustee (the "Trustee"); and

         WHEREAS, to secure the payment of the principal of, interest on and purchase price of the Bonds, First Union National Bank (the "Bank") has issued its irrevocable direct pay letter of credit (the "Letter of Credit") to the Trustee; and

         WHEREAS, the Bonds are subject to purchase upon notice and delivery to the Tender Agent (as such term is defined in the Indenture) as provided in the Indenture; and

         WHEREAS, the Remarketing Agent has been appointed (and the Remarketing Agent by execution hereby accepts the appointment) as Remarketing Agent pursuant to the Indenture; and

         WHEREAS, the Borrower and the Remarketing Agent desire to make additional provisions regarding the Remarketing Agent's role as Remarketing Agent for the Bonds.

         NOW, THEREFORE, for and in consideration of the covenants herein made, the Borrower and the Remarketing Agent hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used in this Remarketing Agreement which are not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

         SECTION 2. DUTIES.

                  (a) In reliance upon the representations and agreements, but subject to the terms and conditions contained in the Indenture and in this Remarketing Agreement, the Remarketing Agent has been appointed, and the Remarketing Agent hereby accepts such appointment, as exclusive remarketing agent in connection with the offering and sale of the Bonds from time to time in the secondary market subsequent to the initial offering, issuance and sale of the Bonds.

                  (b) It is understood and agreed that the Remarketing Agent's responsibilities hereunder and under the Indenture shall include (i) exercising its best efforts in its sale of the Bonds, (ii) effecting and processing such purchases, (iii) billing and receiving payment of Bond purchases, (iv) causing the proceeds from the secondary sale of the Bonds to be transferred to the Tender Agent,
         (v) determining the Fixed Interest Rate and the Weekly Interest Rates, and (vi) performing such other related functions as may be provided for in the Indenture of the Remarketing Agent or reasonably requested by the Borrower and agreed to by the Remarketing Agent.

                  (c) The obligations of the Remarketing Agent hereunder and under the Indenture, with respect to any date on which the Bonds are to be remarketed pursuant to this Remarketing Agreement, are also subject to the further conditions that (i) subject to the notice requirement contained in Section 13(a) hereof relating the rights of the Remarketing Agent to resign as Remarketing Agent hereunder, on and prior to such date there shall not have been any change in the ownership of the Project except as permitted pursuant to the Agreement and the Indenture, and (ii) the Indenture, the Agreement and the Letter of Credit shall be in full force and effect and shall not have been amended, modified or supplemented in any way which would materially and adversely affect the duties of the Remarketing Agent, except as may have been agreed to in writing by the Remarketing Agent, and there shall be in full force and effect such additional resolutions, agreements, certificates (including such certificates as may be required by regulations for the Internal Revenue Service in order to establish or preserve the tax-exempt character of interest on the Bonds) and opinions, which resolutions, agreements, certificates and opinions shall be reasonably satisfactory in form and substance to the Trustee, to the Issuer, to the Bank and to counsel for the Remarketing Agent.

         The Remarketing Agent shall perform the duties specified as Remarketing Agent under the Indenture and this Remarketing Agreement. In acting as Remarketing Agent, the Remarketing Agent will act as agent and not as principal except as expressly provided in this Section.

         SECTION 3. DISCLOSURE STATEMENT.

                  (a) If the Remarketing Agent reasonably determines that it is necessary or desirable to amend or supplement the Official Statement (as defined below) or to use a new disclosure statement ("Disclosure Statement") in connection with its offering of the Bonds, the Remarketing Agent will notify the Borrower and the Borrower will provide, or cause to be provided to, the Remarketing Agent an amendment or supplement to the Official Statement or a new Disclosure Statement reasonably satisfactory to the Remarketing Agent and its counsel with respect to the Bonds. The Borrower will supply, or cause to be supplied to, the Remarketing Agent such number of copies of the amendment or supplement to the Official Statement or the new Disclosure Statement and documents related thereto as the Remarketing Agent may reasonably request from time to time and will amend or supplement the Official Statement or the Disclosure Statement so that at all times the Official Statement or the Disclosure Statement and any documents related thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in such documents, in the light of the circumstances under which they were made, not misleading. In addition, the Borrower will take all steps reasonably requested by the Remarketing Agent which the Remarketing Agent or its counsel may consider necessary or desirable to register the sale of the Bonds by the Remarketing Agent under any Federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended and as then in effect (the "Trust Indenture Act"), and will provide the Remarketing Agent such officers' certificates, counsel opinions, accountants' letters and other documents as may be customary in similar transactions. If the Borrower does not perform its obligations under this Section, the Remarketing Agent may immediately cease to remarket the Bonds and, in such event, shall resign as Remarketing Agent as provided herein.

                  (b) The Issuer has previously prepared and delivered to the Remarketing Agent a copy of the Official Statement, dated April 29, 1999 (the "Official Statement"), including financial and other information in respect of the Issuer, the Borrower and the Bank. The Issuer has authorized the use by the Remarketing Agent of the Official Statement in connection with the remarketing of Bonds.

         SECTION 4. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE REMARKETING AGENT. The Remarketing Agent, by its acceptance hereof, represents, warrants, covenants and agrees with the Borrower as follows:

                  (a) It is a member of the National Association of Securities Dealers, Inc. and otherwise meets the requirements for the Remarketing Agent set forth in the Indenture, is authorized by law to perform all duties imposed upon it by the Indenture and this Remarketing Agreement and has full power and authority to take all actions required or permitted to be taken by the Remarketing Agent hereunder and under the Indenture.

                  (b) The execution and delivery of this Remarketing Agreement and the consummation of the transactions contemplated herein and in the Indenture will not conflict with or constitute on the part of the Remarketing Agent a breach of or default under its charter documents, its bylaws, or any statute, indenture, mortgage, deed of trust, lease, note agreement or other agreement or instrument to which the Remarketing Agent is a party or by which it or its properties are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Remarketing Agent or any of its activities or properties.

                  (c) This Remarketing Agreement has been duly authorized, executed and delivered by the Remarketing Agent and this Remarketing Agreement is a valid and binding obligation of the Remarketing Agent enforceable in accordance with its terms.

                  (d) The Remarketing Agent shall use its best efforts to remarket the Bonds pursuant to this Remarketing Agreement and the Indenture.

         SECTION 5. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE BORROWER. The representations, warranties and agreements of the Borrower set forth in the Letter of Representation, dated April 29, 1999, from the Borrower to The Chapman Company, as the underwriter of the Bonds, the Issuer and the Treasurer of the State of California attached to the Purchase Contract are hereby incorporated herein as being made to the Remarketing Agent as of the date hereof.

         SECTION 6. CONDITIONS TO REMARKETING AGENT'S OBLIGATIONS. The obligations of the Remarketing Agent under this Remarketing Agreement have been undertaken in reliance on, and shall be subject to, the due performance by the Borrower of its obligations and agreements to be performed hereunder and to the accuracy of and compliance with the representations, warranties, covenants and agreements of the Borrower contained herein, on and as of the date of delivery of this Remarketing Agreement. The obligations of the Remarketing Agent on and as of each date on which Bonds are to be offered and sold pursuant to this Remarketing Agreement are also subject to the following further conditions:

                  (a) Each of the Indenture, the Agreement, the Letter of Credit, the Credit Agreement and all other documents and agreements referenced in the Indenture or relating to the Bonds shall be in full force and effect and shall not have been amended, modified or supplemented in any way which would materially and adversely affect the Bonds, except as may have been agreed to in writing by the Remarketing Agent, and there shall be in full force and effect such additional resolutions, agreements, certificates and opinions, which resolutions, agreements, certificates and opinions shall be satisfactory in form and substance to the Remarketing Agent; and

                  (b) No Event of Default shall have occurred and be continuing and no event shall have occurred and be continuing which, with the passage of time or the giving of notice or both, would constitute such an Event of Default.

         SECTION 7. INDEMNIFICATION AND CONTRIBUTION.

                  (a) To the extent permitted by law, the Borrower will indemnify and hold harmless the Remarketing Agent, each of its directors, officers and employees and each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (herein called the "Securities Act" and any such person being herein sometimes called an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and shall reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, but only to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon (i) an allegation or determination that the Bonds or the Letter of Credit should have been registered under the Securities Act or the Indenture should have been qualified under the Trust Indenture Act, or (ii) any untrue statement or alleged untrue statement of a material fact as to the Borrower or the Project contained in the Official Statement or any Disclosure Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact as to the Borrower or the Project necessary to make the statements therein not misleading, but the Borrower shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Borrower or the Issuer by the Remarketing Agent specifically for use in connection with the preparation thereof, or if the person asserting any such loss, claim, damage or liability purchased Bonds from the Remarketing Agent, if delivery to such person of the Official Statement or the Disclosure Statement or any amendment or supplement to it would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the same was not delivered to such person by or on behalf of the Remarketing Agent. This indemnity agreement shall not be construed as a limitation on any other liability which the Borrower may otherwise have to any Indemnified Party. The Remarketing Agent may, in its sole discretion, pursue any rights it may have against any party other than the Borrower to recover any losses, damages or liabilities covered by this Section 7(a); provided, however, that the Borrower's liability under this Section 7(a) shall not be limited by the availability of such rights or the Remarketing Agent's actions with respect to such rights.

                  (b) An Indemnified Party shall, promptly after the receipt of notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Borrower (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof. In case any such action shall be brought against an Indemnified Party and such Indemnified Party shall notify the Indemnifying Party, the Indemnifying Party may, or if so requested by such Indemnified Party shall, participate therein or assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of an election so as to assume the defense thereof, such Indemnified Party shall reasonably cooperate in the defense thereof, including without limitation, the settlement of outstanding claims, and the Indemnifying Party will not be liable to such Indemnified Party under this Section 7 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation incurred with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld; provided, however, that unless and until the Indemnifying Party assumes the defense of any such action at the request of such Indemnified Party, the Indemnifying Party shall have the right to participate at its own expense in the defense of any such action. If the Indemnifying Party shall not have employed counsel to have charge of the defense of any such action or if any Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses incurred by such Indemnified Party shall be borne by the Indemnifying Party. Any obligation under this Section of an Indemnifying Party to reimburse an Indemnified Party for expenses includes the obligation to make advances to the Indemnified Party to cover such expenses in reasonable amounts and at reasonable periodic intervals not more often than monthly as requested by the Indemnified Party. Notwithstanding the foregoing, the Indemnifying Party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                  (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph
         (a) of this Section is due in accordance with its terms but is for any reason held by a court to be unavailable from the Borrower on grounds of public policy or otherwise, the Borrower and the Remarketing Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Borrower and the Remarketing Agent may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Borrower on the one hand and the Remarketing Agent on the other from the remarketing of the Bonds or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Borrower and the Remarketing Agent in connection with the failure to register or qualify certain instruments as described in Section 7(a)(i) or in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant considerations. The relative benefits received by the Borrower on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Bonds remarketed pursuant to this Remarketing Agreement bear to the total remarketing fees received by the Remarketing Agent. The relative fault of the Borrower on the one hand and of the Remarketing Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Borrower or by the Remarketing Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, in the case of an allegation or determination that the Bonds or the Letter of Credit should have been registered under the Securities Act or the Indenture should have been qualified under the Trust Indenture Act, the fault shall be deemed to be entirely that of the Borrower. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  (d) The Borrower and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7, the Remarketing Agent shall not be required to contribute any amount in excess of the remarketing fee applicable to the Bonds remarketed pursuant to this Remarketing Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (e) For purposes of this Section 7, each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act shall have the same rights as the Remarketing Agent. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under paragraph (d) above.

         SECTION 8. FEES AND EXPENSES. In consideration of the Remarketing Agent's services under this Remarketing Agreement, the Borrower will pay the Remarketing Agent an annual amount equal to an aggregate of 1/8 of 1.0% of the aggregate principal amount of Bonds outstanding under the Indenture, payable quarterly in arrears on January 1, April 1, July 1 and October 1, commencing on July 1, 1999 and computed on the basis of the actual number of days elapsed during such calculation period and the aggregate principal amount of the Bonds outstanding during such calculation period. The Borrower also will pay all expenses in connection with the preparation of any amendment or supplement to the Official Statement or the Disclosure Statement, the registration of the Bonds and any other documents relating to the Bonds required to comply with applicable securities laws or required to comply with the Trust Indenture Act and will reimburse the Remarketing Agent for all of its reasonable direct out-of-pocket expenses incurred by it as Remarketing Agent under this Remarketing Agreement and the Indenture, including counsel fees and disbursements.

         SECTION 9. DEALING IN BONDS BY THE TRUSTEE, THE PAYING AGENT, THE TENDER AGENT, THE BANK, AND THE REMARKETING AGENT. The Trustee, the Paying Agent, the Tender Agent, the Bank, or the Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which Bond owners may be entitled to take with like effect as if it did not act in any capacity hereunder. The Trustee, the Paying Agent, the Tender Agent, the Bank, or the Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer, and may act as depositary, trustee or agent for other obligations of the Issuer as freely as if it did not act in any capacity hereunder.

         SECTION 10. INTENTION OF PARTIES. It is the intention of the parties hereto that no purchase, sale or transfer of any Bonds, as herein and in the Indenture provided, shall constitute or be construed to be extinguishment of any Bonds or the indebtedness represented thereby or the reissuance of any Bonds.

         SECTION 11. FAILS. The Remarketing Agent will not be liable to the Issuer, the Borrower, the Trustee, the Tender Agent, or the Bank on account of the failure of any person to whom the Remarketing Agent has sold a Bond to pay for such Bond or to deliver any document in respect of the sale, except to the extent of its willful misconduct or negligence. It is understood and agreed that the Remarketing Agent shall not be obligated to advance its own funds to purchase, or to effect the purchase of, any Bonds.

         SECTION 12. REMARKETING AGENT'S PERFORMANCE.

                  (a) The duties and obligations of the Remarketing Agent as Remarketing Agent shall be determined solely by the express provisions of this Remarketing Agreement and the Indenture, and the Remarketing Agent shall not be responsible for the performance of any duties and obligations other than as are specifically set forth in this Remarketing Agreement and the Indenture, and no implied covenants or obligations shall be read into this Remarketing Agreement or the Indenture against the Remarketing Agent.

                  (b) The Remarketing Agent may conclusively rely upon any notice or document given or furnished to the Remarketing Agent and conforming to the requirements of this Remarketing Agreement or the Indenture and shall be protected in acting upon any such notice or document reasonably believed by it to be genuine and to have been given, signed or presented by the proper party or parties.

                  (c) The Remarketing Agent shall not be liable for any actions taken or omitted to be taken pursuant to this Remarketing Agreement, except for its own negligence or willful misconduct.

         SECTION 13. TERMINATION.

                  (a) This Remarketing Agreement will terminate automatically at such time as all of the Bonds have been paid or deemed paid under the Indenture and upon the effective resignation or removal of the Remarketing Agent as Remarketing Agent in accordance with the Indenture. The Remarketing Agent will resign as Remarketing Agent under the Remarketing Agreement if requested to do so by the Borrower and the Issuer in writing and may resign at any time upon forty-five (45) days' written notice delivered to the Issuer, the Borrower, the Tender Agent, the Bank, the Trustee, Standard & Poor's Ratings Services and Moody's Investors Service, to the extent each such rating agency is then rating the Bonds.

                  (b) In addition to the provisions of paragraph (a) of this Section, the Remarketing Agent may terminate its obligations under this Remarketing Agreement at any time upon forty-five (45) days' written notice to the Borrower in writing or by telegram, telex or other electronic communications of its election so to do, if:

                           (i) Legislation shall be favorably reported,
                  recommended by committee or enacted by the Congress or adopted by either House thereof or a decision by a Court of the United States of America or the United States Tax Court shall be rendered, or a ruling, regulation or official statement by or on behalf of the Treasury Department of the United States of America, the Internal Revenue Service or other governmental agency shall be made, with respect to federal taxation of receipts, revenues or other income of the general character expected to be derived by the Issuer or of interest received on bonds of the general character of the Bonds or which would have the effect of changing directly or indirectly the federal income tax consequences of interest on bonds of the general character of the Bonds in the hands of the holders thereof, which, in the opinion of the Remarketing Agent, materially adversely affects the market price of the Bonds;

                           (ii) Legislation shall be introduced by committee, by
                  amendment or otherwise, in, or be enacted by, the House of Representatives or the Senate of the Congress of the United States, or a decision by a court of the United States shall be rendered, or a stop order, ruling, regulation or official statement by, or on behalf of, the United States Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall be made or proposed, to the effect that the offering or sale of obligations of the general character of the Bonds, as contemplated hereby, is or would be in violation of any provision of the Securities Act, or the Securities Exchange Act of 1934, as amended and as then in effect, or the Trust Indenture Act, or with the purpose or effect of otherwise prohibiting the offering or sale of obligations of the general character of the Bonds, or the Bonds, as contemplated hereby;

                           (iii) Any information shall have become known, which,
                  in the Remarketing Agent's reasonable opinion, makes untrue, incorrect or misleading in any material respect any statement or information contained in the Official Statement or a Disclosure Statement, as the information contained therein has been supplemented or amended by other information, as of the date furnished or supplemented to the Remarketing Agent in accordance with Section 3 hereof, or causes the Official Statement or the Disclosure Statement, as so supplemented or amended, to contain an untrue, incorrect or misleading statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                           (iv) Except as provided in clause (i) hereof, any
                  legislation, resolution, ordinance, rule or regulation shall be introduced in, or be enacted by, any governmental body, department or agency of the United States or the State of California shall be rendered which, in the Remarketing Agent's reasonable opinion, materially adversely affects the marketability of the Bonds;

                           (v) Additional material restrictions not in force as
                  of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange;

                           (vi) Any governmental authority shall impose, as to
                  the Bonds, or obligations of the general character of the Bonds, any material restrictions not now in force, or increase materially those now in force;

                           (vii) A general banking moratorium shall have been
                  established by federal, New York or California authorities;

                           (viii) Any rating of the Bonds shall have been
                  downgraded or withdrawn by a national rating service, which, in the Remarketing Agent's reasonable opinion, materially adversely affects the marketability of the Bonds;

                           (ix) A war involving the United States shall have
                  been declared, or any existing conflict involving the armed forces of the United States shall have escalated, or any other national emergency relating to the effective operation of government or the financial community shall have occurred, which, in the Remarketing Agent's reasonable opinion, materially adversely affects the marketability of the Bonds;

                           (x) An event, including, without limitation, the
                  bankruptcy or default of any other issuer of or obligor on obligations of the general character of the Bonds or on similar commercial paper, shall have occurred which, in the opinion of the Remarketing Agent, makes the marketability of obligations of the general character of the Bonds impossible over an extended period of time.

         The provisions of Section 7 shall survive the termination of this Remarketing Agreement and the payment or defeasance of the Bonds.

         SECTION 14. MISCELLANEOUS.

                  (a) All notices, certificates, or other communications given hereunder shall be deemed sufficiently given on (a) the day such notices, certificates or other communications are received when sent by personal delivery, including tested telex or facsimile communication, or (b) the third day following the day on which the same have been mailed by first class, postage prepaid, addressed to the Issuer, the Borrower, the Trustee, the Tender Agent or the Bank, as the case may be, at the address set forth for such party below. A duplicate copy of each notice, certificate, or other communication given hereunder by either the Issuer or the Borrower to the other shall also be given to the Trustee, the Tender Agent, Borrower's counsel and the Bank. The Issuer, the Borrower, the Trustee, the Tender Agent and the Bank may, by notice given hereunder, designate any different addresses to which subsequent notices, certificates, or other communications shall be sent.

        If to the Remarketing Agent:    The Chapman Company
                                        115 Sansome Street, Suite 520
                                        San Francisco, California  94104
                                        Attention:  Director of Public Finance
                                        Phone: (415) 392-5505
                                        Fax: (415) 392-5216

        If to the Issuer:               California Infrastructure and Economic
                                        Development Bank
                                        801 K Street, Suite 1700
                                        Sacramento, California  95814
                                        Attention:  Bond Manager
                                        Phone: (916) 322-8520
                                        Fax: (916) 322-7214

        If to the Borrower:             Roller Bearing Company of America, Inc.
                                        60 Round Hill Road
                                        Fairfield, Connecticut  06430
                                        Attention:  Michael S. Gostomski
                                        Phone: (203) 255-1511
                                        Fax: (203) 255-3862

        If to the Trustee               U.S. Bank Trust National Association
          or Tender Agent:              One California Street, 4th Floor
                                        San Francisco, California 94111
                                        Attention: Corporate Trust Department
                                        Phone: (415) 273-4500
                                        Fax: (415) 273-4590

        If to the Bank:                 First Union National Bank
                                        1345 Chestnut Street
                                        Philadelphia, Pennsylvania  19107
                                        Attention:  Robert A. Brown
                                        Phone: (215) 973-1259
                                        Fax: (215) 786-2877

                                        Credit Suisse First Boston
                                        11 Madison Avenue, 13th Floor
                                        New York, New York  10010
                                        Attention:  Mark Callahan
                                        Phone: (212) 325-9940
                                        Fax: (212) 325-8304

                  (b) This Remarketing Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any of the Bonds merely because of such purchase.

                  (c) All of the representations, warranties and covenants made in this Remarketing Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any party hereto, (ii) delivery of and any payment for any Bonds hereunder, or (iii) termination or cancellation of this Remarketing Agreement.

                  (d) Section headings have been inserted in this Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Remarketing Agreement and will not be used in the interpretation of any provisions of this Remarketing Agreement.

                  (e) If any provision of this Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy, or any other reason, such circumstances shall not have the effect of rendering the provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provisions of this Remarketing Agreement invalid, inoperative or unenforceable to any extent whatsoever.

                  (f) This Remarketing Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

                  (g) The terms of this Remarketing Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by all of the parties hereto.

                  (h) This Remarketing Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Remarketing Agent and the Borrower have caused this Remarketing Agreement to be signed in their names by the undersigned officers, thereunto duly authorized, all as of the day and year first above written.

                                     THE CHAPMAN COMPANY


                                     By
                                       ---------------------------------------
                                       Managing Director


                                     ROLLER BEARING COMPANY OF AMERICA, INC.


                                     By
                                       ---------------------------------------
                                       Michael S. Gostomski, Executive Vice
                                       President



                    [Signature Page to Remarketing Agreement]